UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 24, 2010

GAMESTOP CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32637 20-2733559
(Commission File Number) (IRS Employer Identification No.)

625 Westport Parkway, Grapevine, Texas 76051
(Address of Principal Executive Offices) (Zip Code)

(817) 424-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On February 24, 2010, GameStop Corp. (the “Company”) announced that Catherine R. Smith has resigned as Executive Vice President and Chief Financial Officer of the Company to pursue other opportunities, and that Robert A. Lloyd, the Company’s Senior Vice President and Chief Accounting Officer, has been appointed interim Chief Financial Officer.

            A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated February 24, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.

Date: February 24, 2010	By:	/s/ Robert A. Lloyd
Robert A. Lloyd
Senior Vice President and
Chief Accounting Officer and
interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated February 24, 2010.